Exhibit 32.2
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                                  CERTIFICATION

I, Robert P. Orlando, certify that:

     1. I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q/A of Switchboard Incorporated; and

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


Date:    September 30, 2003           /s/Robert P. Orlando
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                                      Robert P. Orlando
                                      Vice President and Chief Financial Officer